SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)December 24, 1997



                           MILESTONE PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


         1-10641                                      65-0158204
(Commission File Number)                (IRS Employer Identification Number)


          150 East Palmetto Park Road, 4th Floor, Boca Raton, FL     33432
         -------------------------------------------------------    -------
               (Address of Principal Executive Offices)            (Zip Code)



       Registrant's telephone number, including area code (561) 394-9533


                  5200 Town Center Circle, Boca Raton, FL 33486
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.           OTHER EVENTS.

         Milestone Properties, Inc., a Delaware corporation (the "Registrant"), entered into an agreement (the "SGSC Agreement") on January 9, 1998, effective as of December 24, 1997, with Societe Generale Securities Corporation ("SGSC") pursuant to which the Registrant retained SGSC to act as a financial advisor to the Registrant and two of its affiliates, Washington General, Inc. and Madison Mortgage Co., Inc. (together, the "Partners"), in connection with a transaction (a "Transaction") involving the proposed sale by the Partners of certain shopping center properties and the proposed sale by the Registrant of certain of its fee properties. The shopping center properties to be sold by Washington General are subject to wrap mortgages held by the Registrant which would need to be released prior to the consummation of a Transaction. The fee properties to be sold and the wrap mortgage debt to be repaid in connection with a Transaction could represent a substantial portion of the Registrant's real estate related assets.
         If a Transaction is consummated during the term of SGSC's engagement, or if, within 12 months after the termination of the SGSC Agreement, a definitive agreement for a Transaction is executed and consummated thereafter, the Registrant and the Partners shall pay a success fee to SGSC in proportion to the purchase price (including the assumption and repayment of wrap mortgage debt) paid to the Registrant and the Partners.

         The Registrant has also agreed (i) to indemnify SGSC and its directors, officers, employees and agents against certain liabilities to which they may be subject arising out of a Transaction or SGSC's performance of its services, including liabilities under the Federal securities laws and (ii) to reimburse SGSC for its reasonable out-of-pocket expenses incurred in connection with the performance of its services.

         Neither the Registrant nor the Partners has entered into any commitment, agreement or understanding with any prospective purchaser with respect to a Transaction, and there can be no assurance that SGSC will be able to identify suitable candidates to undertake a Transaction, or that if identified, the Company and the Partners will be able to consummate a Transaction on terms acceptable to them.

                                                 *  *  *  *  *  *
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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS


1.       Milestone Properties, Inc. Press Release, dated January 15,
         1998.

                                                         3

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                                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MILESTONE PROPERTIES, INC.



                                                By:    /s/ Patrick S Kirse
                                                Name:  Patrick S Kirse
                                                Title: Vice President of
                                                       Accounting and Controller

Date:  January 15, 1998


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                                                   EXHIBIT INDEX


Exhibit                                DESCRIPTION


  99                       Milestone Properties, Inc. Press
                        Release, dated January 15, 1998.


                                                         5